SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
September 20, 2005
ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
17655 WATERVIEW PARKWAY
DALLAS, TEXAS 75252
(Address and Zip Code of Principal Executive Offices)
(972) 348-5100
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01 Regulation FD Disclosure
On September 20, 2005, Alliance Data Systems Corporation (the “Company”) provided to market analysts an IR Update announcing that it is providing the full suite of loyalty marketing services for the new CompUSA NetworkTM For Business, a customer loyalty program. A copy of this IR Update is attached hereto as Exhibit 99.1.
ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
99.1	IR Update dated September 20, 2005 announcing that the Company is providing the full suite of loyalty marketing services for the new CompUSA NetworkTM For Business, a customer loyalty program.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation
Date: September 20, 2005	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	IR Update dated September 20, 2005 announcing that the Company is providing the full suite of loyalty marketing services for the new CompUSA NetworkTM For Business, a customer loyalty program.

4